SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

                            --------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 06, 2000


                                  UNICORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


     2-73389                                                   75-1764386
(Commission  File  No.)                                     (I.R.S.  Employer
                                                            Identification No.)

502  North  Division  Street
Carson  City,  Nevada  89703
(Address  of  Principal  Executive  Offices)

(775)  883-3711  and  (281)  933-4874
(Registrant's  Telephone  Number,  Including  Area  Code)

(Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)
410  Pinafore,  Suite  6500,  Buda,  Texas  78610
==============================================================================

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

     The registrant has been delaying the filing of this information because L. Mychal Jefferson II, the former President and Chief Executive Officer has refused to turnover the records of the registrant to Noel Rodriquez, the recent former President and Chief Executive Officer of the registrant. The registrant has filed its Original Petition and Request for Mandamus Relief, cause no. 2000-06970, in the 113th Judicial District Court, Harris County, Texas. The registrant believes that Mr. Jefferson("Defendant") has been avoiding service of the petition. The Judge of the 113th Judicial District Court, Harris County, Texas has issued an Order to attach the petition to the Defendant's door and perfect service. If the Defendant refuses to comply with the Court's Order, then the registrant will secure a default judgment against the Defendant. The registrant intends to file a complaint with the United States Securities and Exchange Commission Compliance Section in order to make a determination regarding the withholding of the registrant's business records and other matters.
     On March 6, 2000, the following persons were elected to the Registrant's Board of Directors:
          Louis  Mehr
          Michael  Price
          John  Marrou
     On February 16, 2000, the following persons resigned from the Registrant's Board of Directors:
          Scott  H.  Swain
          Michael  D.  Bernick
     On April 3, 2000, Michael Price resigned from the Board of Directors and as an officer because he could not participate in the registrant's business activities.

On February 17, 2000, at a Special Meeting of the Board of Directors of the registrant it was determined that Equitable Assets Incorporated("EAI"), a Belize corporation, is the control person of the registrant. EAI is one (100%) owned by the First Madison Trust("FMT"), a Belize personal trust. The settlor and beneficiary of the trust is John Avilez, a Belize citizen, who is now deceased. Mr. Avilez died on April 4, 2000. It is assumed that Mr. Avilez's estate is now the beneficiary of FMT. Mr. Avilez was a lawyer in Belize.
     EAI gained control of the registrant by virtue of that certain agreement dated on January 1, 1998 as described in the Registrant's 8-k filing dated on April 9, 1998, and by securing a default judgment in favor of Equitable Assets Incorporated on May 25, 1999 against the registrant pursuant to a purchase money note at the closing of the agreement on March 1, 1998 ("the note").
     EAI demanded payment from the registrant pursuant to terms of the note. The registrant did not pay the note after demand. Then EAI filed a lawsuit against the registrant in State District Court in Harris County, Texas in cause number 98-42800 and after service on the registrant's registered agent, C T Corporation, located in the State of Nevada, secured a default judgment from the court in the amount of $222,676.76 on May 25, 1999. EAI has settled the judgment with the registrant effective March 25, 2000 without prejudice.
     EAI exchanged 58,285.71 tons of paid up zeolite inventory to the registrant in exchange for a promissory note (the note) issued by the registrant in the amount of two hundred thousand ($200,000) dollars dated on March 1, 1998 bearing an interest rate of six (6%) percent per annum. The note was due on April 15, 1998. The note was to be paid out of an anticipated private placement. In addition, the registrant, by the agreement("the agreement") exchanged 420,000 shares of its Class A Voting Common Stock at ten ($10.00) dollars per share and 58,000 shares of Series A Preferred $100.00 par Stock at a dividend of 8 1/2% per cent per annum payable quarterly in the Voting Common Stock of the registrant or cash to EAI. The registrant has never paid any dividend as agreed. EAI is entitled to be issued the initial shares dated March 1, 1998 and to receive the dividend shares as agreed under the Preferred Stock Agreement. The Agreement was reached under Regulation S of the United States Securities Laws.
     The Board of Directors has ratified the New Plan of Reorganization and Settlement Agreement that provides for the issuance of the 9,550,000 shares of the Class A Voting Common Stock with a par value $.0001 and 9,550,000 shares of the Class B Voting Common Stock with a par value of $.0001 per share in exchange for the 420,000 shares of the Class A Voting Common Stock("Common Stock") and the 58,000 shares of the Series A Callable Preferred("Preferred"), $100.00 par value, (8 %) per cent per annum dividend payable quarterly in the Voting Common Stock of the registrant to EAI. The registrant has always had authority to issue the foregoing shares that are the subject of the agreement by authority of Article Twelve of the registrant's original non-amended charter. Article Twelve is as follows: "No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable." Under the terms of the New Plan of Reorganization and Settlement Agreement, EAI has exchanged its Regulation S 58,000 shares of the Preferred, together with accumulated dividends, and has exchanged its Regulation S 420,000 shares Common Stock for 9,550,000 shares of the registrant's Class A Voting Common Stock and for 9,550,000 shares of the registrants Class B Voting Common Stock the consideration being the release of the judgment against the registrant in favor of EAI. EAI now controls 95.5% of each class of the issued stock outstanding. EAI has assumed responsibility to pay the court cost and Attorney fees regarding the judgment in favor of EAI.

     The registrant is issuing shares in the new classes to each shareholder on a pro rata basis for share holders of record on the close of the Bulletin Board Market on April 15, 2000.

     On February 17, 2000, the Board of Directors voted to amend the registrant's Charter under Article Eleven. The Article provides that "This corporation reserves the right to amend, alter, change or repeal any provisions contained in the Articles of Incorporation, in the manner now or hereafter prescribed statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation." The new amendment is as follows:

                                  Article Four
                                  ------------
                                 CLASS A COMMON

      This Corporation shall have authority to issue One Hundred Million (100,000,000) shares of Class A Common shares with a par value of ($.0001) per share. Holders of the Class A Common shares shall have authority to elect one-third (1/3) of the Board of Directors and shall be entitled to receive two thirds (2/3) of any cash dividend of this Corporation the exception being any share distribution and then the dividend shall be distributed share for share, or otherwise at the discretion of the Corporation Board of Directors. The Class A Common shares capitalization account shall be entitled to accrue and receive two thirds (2/3) of any earnings or two thirds (2/3) of any losses

                               CLASS  B  COMMON

     This Corporation shall have authority to issue One Hundred Million (100,000,000) shares of Class B Common shares with a par value of ($.0001) per share. Holders of the Class B Common shares shall have authority to elect two thirds (2/3) of the Board of Directors and shall be entitled to receive one third (1/3) of any cash dividend of this Corporation the exception being any share distribution and then the dividend shall be distributed share for share, or otherwise at the discretion of the Corporation Board of Directors. The Class B Common shares capitalization account shall be entitled to accrue and receive one third (1/3) of any earnings or one third (1/3) of any losses.

                                 PREFERRED CLASS

     This Corporation shall have authority to issue One Hundred Million (100,000,000) shares of a Preferred Class with a ($.0001) par value. The holders of the Common Stock authorize the Board of Directors, without action, to provide for the issuance of the Preferred Stock in one or more series, to establish the numbers of shares in each series, designations, powers, preferences and rights of the shares of each series and the qualifications, limitations or restrictions thereof. This includes, among other things, voting rights, conversion privileges, dividend rates, redemption rights, sinking fund provisions and liquidation rights that shall be superior to the Common Stock. Control of the registrant occurred on March 16, by a new majority of the registrant Board of Directors.

ITEM.  5.  OTHER  EVENTS
     On March 1, 1998, EAI exchanged and delivered its assets to the registrant. L. Mychal Jefferson II, the registrant's former control person and its President accepted for the delivery of such assets and receipted the recorded delivery assignment. The assignment has been filed in Yavapai County, Arizona on March 17, 1998 and recorded in Book 3555, Page 776.
     On January 1, 1998, AZ Capital, Inc., a Texas corporation, a wholly owned subsidiary of EAI, at the time of the following described transaction, executed an option with the registrant to acquire Whitsitt Oil Company, Inc., a wholly owned subsidiary of the registrant. The sixty (60) day option date expired and AZ Capital, Inc. forfeited 891,000 shares of its Class A Common Stock and 891,000 shares of its Class B Common Stock with each class having a par value of ten ($.10) cents per share.
     On July 30, 1998, L. Mychal Jefferson II receipted the delivery of each class of shares forfeited by AZ Capital, Inc.
      On March 1, 1999, the registrant entered into a Plan of Reorganization with R. Noel Rodriguez ("Rodriguez") and the shareholders of "The Auto AXZPT.COM, Inc"., for the registrant to purchase all the outstanding shares of Auto AXZPT.COM, Inc. in exchange of 3,600,000 shares of the registrant.
     On February 11, 1999 the Board of Directors of the registrant voted to change its name to Auto Axzpt.Com, Inc. The NASDAQ symbol for the company was changed to AXPT. The name of the registrant was never changed.
     On March 1, 1999 the registrant filed a S-8 registration statement with the United States Securities and Exchange Commission to register 185,000 shares of the registrants common stock. The registration was for work performance allegedly done by the recipients of the 185,000 shares of the common stock of the registrant.

     Norman Reynolds, Attorney at Law has denied to the registrant that he prepared the registration statement and may have agreed to the use of the Attorney Opinion Letter of such registration. The registrant will be seeking a signed copy of the letter. Someone may have committed a criminal act regarding the Attorney Opinion Letter.
     The registrant is recognizing the issuance of the 185,000 shares at the present time. Management intends to investigate the nature of the work allegedly performed by the beneficiaries of these shares. The registrant could cancel these shares because the registrant did not receive any of the proceeds of the issuance of the shares and if the nature of the work perfomed or the none existence of the Attorney Opinion Letter allegedly prepared by Mr. Norman Reynolds is found to be a forgery or any fraud involving the issuance of such shares.
     Management will be investigating the Form S-8 filing on May 8, 1998 regarding the issuance of stock to Tim Wright. Mr. Norman Reynolds does not believe he authorized the use of his Attorney Opinion Letter regarding that filing. The registrant will need an executed letter to prove or disprove such act.
     On December 2, 1998 the registrant filed an amended 10QS B/A purported to be a unilateral cancellation of the Agreement of Purchase and Sale of Assets purchased from EAI on March 1, 1998. EAI did not enter into that cancellation agreement.
     The management of the registrant receipted the purchase and delivery of the assets. The repurchase of 20,571 tons by EAI was at the option of EAI. The Option was never exercised.
     The registrant has learned that the registrant's former management did not report the lawsuit between EAI and the registrant to the public or the Securities Exchange Commission.
The registrant has learned that no corporation exists either in Texas or Nevada as Auto Axzpt.Com, Inc.
     The registrant has learned that R. Noel Rodriguez did not know that the registrant's S-8 was filed on March 1, 1999 the same day the registrant entered in to the Plan of Reorganization with "Auto Axzpt.Com, Inc." that does not exist as a corporation. The registrant has learned that R. Noel Rodriquez knew that "Auto Axzpt.Com, Inc." did not exist as a corporation. The registrant has learned that former management did not report the lawsuit to R. Noel Rodriquez.
     Unicorp, Inc. f/k/a Auto Axzpt.Com, Inc., Plaintiff, filed Plaintiff's Original Petition and Request for Mandamus Relief in cause no. 2000-06970 in the 113th Judicial District Court of Harris County Texas against the Registrant's former President, L. Mychal Jefferson II, defendant. The petition alleges among other things that the Defendant has violated his agreement with the company and is seeking damage regarding the defendant's breach of the contract.
     The  registrant  has  learned  that  on  January  20,  1999,  that Henry A.
Schulle, on behalf of Unicorp, Inc. filed a shareholders derivative lawsuit against L. Mychal Jefferson II, The Laissez-Faire Group, Inc. and Unicorp, Inc. The registrant is a nominal derivative defendant. That lawsuit was dismissed without prejudice.
     The registrant has learned that none of the legal proceedings have been reported to the United States Securities and Exchange Commission until now.
     Former management of the registrant may have defrauded the United States Secretaries and Exchange Commission and the shareholders of the registrant by not reporting the legal proceedings against the registrant.
     The registrant learned that the registrant's charter in the State of Nevada was forfeited. The new management has cured that problem.
     The registrant had no agent for service. CT Corporation resigned after Being served the Equitable Assets Incorporated lawsuit.
     The Board of Directors has made  Corporate  Services of Nevada,
     502 N. Division Street, Carson City, Nevada 89703 the registrant's agent for service in the State of Nevada and all of the registrant's State of Nevada filing requirements have been cured.
     On February 17, 2000, the Board of Directors of the registrant voted to restore the symbol of Unicorp Inc. to UNIC. The Board of Directors accepted the resignation of Michael Berrick and Scott Swain from the Board of Directors and elected the following officers:
     John  Marrou,  Secretary  and  Treasurer,  Director
     Lewis  Mehr,  President,  Director
     Michael  Price,  Vice  President,  Director
     The registrant is seeking an attorney to represent the registrant before the United States Securities and Exchange Commission and an Attorney to represent the registrant to seek relief against former management and those individuals and investment bankers that may have interfered with the registrant and EAI in their business relationship, if any.
          The registrant reaffirms the registrants By Laws filed on record with the United States Securities and the Exchange Commission in January 1998.
          The registrant does not intend at this time to amend any reports filed with the United States Securities and Exchange Commission that are inaccurate because that was the responsibility of the registrant's former Board of Directors. The current management intends to manage accurately and with diligence in the future. Management does intend to file the 10-KSB of 1998, 1999 and 10-QSB reports for each quarter of 1999.
          The registrant will restate its Financial Statements from March 31, 1998. The registrant is filing its unaudited financial statements the years ending March 31, 1998 and December 31, 1999 as an exhibit to this report. The registrant is depending on Court relief in order to retrieve the registrant's records from L. Mychal Jefferson II, the registrants' former President. The registrants will retain Alvin Dahl, C.P.A or another Securities Exchange Commission C.P.A. practitioner to audit its financial statements after the records are secured from L. Mychal Jefferson II, the registrant's former President.
     The registrant ratifies the contract entered between the registrant and EAI on January 1, 1998.
     The registrant will enter in indemnity agreement with the officers And directors.
     The registrant has adopted a Stock Incentive Plan for its officers And directors.
     The registrant has ratified the previously announced spin-off of the Following companies to its shareholders:
     Martex Trading Co., Inc.(formerly Whisitt Oil Company, Inc.), a Texas corporation.
     Tex  Nevada  Oil  &  Gas  Co.,  a  Texas  corporation.
     Med-X  Systems,  Inc.,  a  Texas  corporation.
     AZ  Capital,  Inc.,  a  Texas  corporation.
     The registrant is negotiating with representatives of a national marketing organization to market its mineral holdings directly to the consumer as a home use product and other commercial uses.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. The exhibits listed in the following index are filed as part of this form 8-K. The exhibits indicated by an asterisk (*) are incorporated by reference.

1.
   (a)  Financial   statements  of  businesses   acquired.  At   this  time  the
   registrant is filing its unaudited financial statements for March 31, 2000, December 31, 1999 and December 31, 1998.

   (b) Pro forma financial information. At this time the treasurer of the registrant does note have the necessary expense and income numbers to file the pro forma financial information. The registrant anticipates filing the required pro forma financial statements with the Securities and Exchange Commission by June 30, 2000.

   (c)  Exhibits.

     (i) New Plan of Reorganization and Settlement dated March 25, 1999 by and between UNICORP,Inc.,("UNIC"),Equitable Assets Incorporated, ("EAI"), the Plaintiff with respect to settling of the judgment secured in favor of EAI.

     (ii) Indemnity Agreement.

     (iii) Stock Incentive Plan.

     (iv) Affidavit of John Avilez.

     (v)  Letter from Norman Reynolds.

     (vi) Certificate from The Secretary of Nevada.

     (vii) Certificate from The Secretary of Texas.

     (viii) Certificate from The Secretary of Texas.

     (ix) *Articles of Incorporation of Texoil, Inc. filed on May 8, 1981 with the Secretary of State of Nevada, described in the Registration Statement on Form S-2 of the Registrant, effective October 13, 1981. Commission file number 2-73389.

     (x) *Certificate of Amendment to Articles of Incorporation of Texoil, Inc. filed on October 10, 1989 with the Secretary of State of Nevada, described in Form 10-KSB for the year ended December 31, 1997, filed March 6, 1998.Commission File No. 2-73389.

     (xi) Certificate of Amendment to the Registrant's Charter filed on March 06, 2000. Secretary of State of Nevada file number C3101-81.

     (xii)* Bylaws, as Amended January 20, 1998, described in Form 10-KSB for the year ended December 31, 1997, filed March 6, 1998. Commission File No. 2-73389.

     (xiii)Letter to Duane Roberts.

     (xiv) Letter to Stephen Chu.

     (xv) Letter to Monica West.

     (xvi)Letter to Henry A. Schulle.

     (xvii)*Agreement of Purchase and Sale of Assets.

     (xiii)Assignment.

     (xix)Receipt.

     (xx) Court Judgment in favor of EAI.

     (xxi)Answer to Norman Reynolds letter

     (xxii)Letter to Tim Wright

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNICORP,  INC.


Date:  March  25,  2000                 By   /s/  Louis  G.  Mehr
                                           -----------------------------
                                             Louis  G.  Mehr,  President

                               INDEX  TO  EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
-  ------                        -----------

1. New Plan of Reorganization and Settlement dated March 25, 1999 by and between UNICORP,Inc.,("UNIC"),Equitable Assets Incorporated,("EAI"), the Plaintiff with respect to settling of the judgment secured in favor of EAI.

2.   Indemnity Agreement.

3.   Stock Incentive Plan.

4.   Affidavit of John Avilez.

5.   Letter from Norman Reynolds.

6.   Certificate from The Secretary of Nevada.

7.   Certificate from The Secretary of Texas.

8.   Certificate from The Secretary of Texas.

9. *Articles of Incorporation of Texoil, Inc. filed on May 8, 1981 with the Secretary of State of Nevada, described in the Registration Statement on Form S-2 of the Registrant, effective October 13, 1981. Commission file number 2-73389.

10. *Certificate of Amendment to Articles of Incorporation of Texoil, Inc. filed on October 10, 1989 with the Secretary of State of Nevada, described in Form 10-KSB for the year ended December 31, 1997, filed March 6, 1998. Commission File No. 2-73389.

11. Certificate of Amendment to the Registrant's Charter filed on March 06, 2000. Secretary of State of Nevada file number C3101-81.

12. * Bylaws, as Amended January 20, 1998, described in Form 10-KSB for the year ended December 31, 1997, filed March 6, 1998. Commission File No. 2-73389.

13.  Letter to Duane Roberts.

14.  Letter to Stephen Chu.

15.  Letter to Monica West.

16.  Letter to Henry A. Schulle.

17. *Agreement of Purchase and Sale of Assets by reference reported on the Form 8-K file April 9, 1998.

18.  Assignment.

19.  Receipt.

20.  Court Judgment in favor of EAI.

21.  Answer to Norman Reynolds letter

22.  Letter to Tim Wright


WordPerfect WARNING - No Equivalent EDGAR Representation */ /* WordPerfect Structure - Footer A Beginning */

Other  Assets

/*  WordPerfect  Structure  -  Footer  A  Ending  */
1.     (a)  UNAUDITED  BALANCE  SHEETS  AND  PROFIT  AND  LOSS  STATEMENTS

                                  UNICORP, INC.
                            Balance Sheet - Unaudited
                              As of March 31, 2000


                                        March 31, '00
                                       --------------

ASSETS
  Other Assets
    1300 MINERAL INTEREST              10,200,000.00
    1806 INVEST. - AZ CAPITAL, INC.       409,860.00
  Total Other Assets                   10,609,860.00
TOTAL ASSETS                           10,609,860.00
LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
      Other Current Liabilities
        2050 - ACCOUNTS PAYABLE            58,776.00
      Total Other Current Liabilities      58,776.00
    Total Current Liabilities              58,776.00
  Total Liabilities                        58,776.00

  Equity
    3060 - COMMON STOCK - CLASS A           1,000.00
    3061 - COMMON STOCK - CLASS B           1,000.00
    3101 - ADDITIONAL PAIDIN CAPITAL   13,749,913.00
    3500 - RETAINED EARNINGS           -3,199,231.00
    Net Income                             -1,598.00
  Total Equity                         10,551,084.00
TOTAL LIABILITIES & EQUITY             10,609,860.00

                  UNICORP, INC.
          Profit and Loss - Unaudited
          January through March 2000

                                          Jan - Mar '00

  Ordinary Income/Expense
    Expense
      6260 - PRESS COSTS                      320.00
      6280 - REGISTRATION COSTS               630.00
      6350 - TRAVEL                           648.00
    Total Expense                           1,598.00
  Net Ordinary Income                      -1,598.00
Net Income                                 -1,598.00

1.     (a).  UNAUDITED  BALANCE  SHEETS AND PROFIT AND LOSS STATEMENTS CONTINUED

                                  UNICORP, INC.
                            Balance Sheet - Unaudited
                             As of December 31,1999


                                        Dec 31, *99
                                       -------------
ASSETS
                                       Other Assets
    1300 - MINERAL INTEREST            10,200,000.00
    1805 - INVEST. - AZ CAPITAL, INC.     409,860.00
  Total Other Assets                   10,609,860.00
TOTAL ASSETS                           10,609,860.00
LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
      Other Current Liabilities
        2050 - ACCOUNTS PAYABLE            57,178.00
        2060 - DIVIDENDS PAYABLE          903,833.33
      Total Other Current Liabilities     961,011.33
    Total Current Liabilities             961,011.33
    Long Term Liabilities
      2601 - NOTE PAYABLE - E.A.I.        200,000.00
    Total Long Term Liabilities           200,000.00
  Total Liabilities                     1,161,011.33


  Equity
    3000 - PREFERRED STOCK - SERIES A   5,800,000.00
    3050 - COMMON STOCK                   168,086.59
    3060 - COMMON STOCK - CLASS A           4,200.00
    3101 - ADDITIONAL PAIDIN CAPITAL    7,579,626.41
    3500 - RETAINED EARNINGS           -3,868,386.33
    Net Income                           -234,678.00
  Total Equity                          9,448,848.67
TOTAL LIABILITIES & EQUITY             10,609,860.00


                                  UNICORP, INC.
                            Balance Sheet - Unaudited
                          January through December 1999

                                        Jan - Dec '99

  Ordinary Income/Expense
    Expense
      6145 - COURT COSTS EXPENSE              277.00
      6270 - PROFESSIONAL FEES            219,401.00
      6320 - STOCK TRANSFER EXPENSE        15,000.00
    Total Expense                         234,678.00
  Net Ordinary Income                    -234,678.00
Net Income                               -234,678.00


                                        UNICORP, INC.
                                  Balance Sheet - Unaudited
                                   As of December 31,1998

                                         Dec 31, '98

ASSETS
  Other Assets
    1300 MINERAL INTEREST              10,200,000.00
    1805 INVEST. - AZ CAPITAL, INC.       409,860.00
  Total Other Assets                   10,609,860.00
TOTAL ASSETS                           10,609,860.00
LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
      Other Current Liabilities
        2060 - ACCOUNTS PAYABLE             7,500.00
        2060 - DIVIDENDS PAYABLE          410,833.33
      Total Other Current Liabilities     418,333.33
    Total Current Liabilities             418,333.33
    Long Term Liabilities
      2601 - NOTE PAYABLE - E.A.I.        200,000.00
    Total Long Term Liabilities           200,000.00
  Total Liabilities                       618,333.33


  Equity
    3000 - PREFERRED STOCK - SERIES A   5,800,000.00
    3050 - COMMON STOCK                   166,236.59
    3060 - COMMON STOCK -CLASS A            4,200.00
    3101 - ADDITIONAL PAIDIN CAPITAL    7,396,476.41
    3500 - RETAINED EARNINGS           -3,514,587.33
    Net Income                            139,201.00
  Total Equity                          9,911,526.67
TOTAL LIABILITIES & EQUITY             10,609,860.00


                                         LINICORP, INC.
                                  Profit and Loss - Unaudited
                                 January through December 1998

                                         Jan - Dec '98

  Ordinary Income/Expense
    Expense
      6270 - PROFESSIONAL FEES            270,659.00
    Total Expense                         270,659.00
  Net Ordinary Income                    -270,659.00
  Other Income/Expense
    Other Income
      7030 - OTHER INCOME                 409,860.00
    Total Other Income                    409,860.00
  Net Other Income                        409,860.00
Net Income                                139,201.00

Exhibit  1.
____________________________

UNICORP  INC.
AND
EQUITABLE  ASSETS  INCORPORATED
NEW  PLAN  OF  REORGANIZATION
AND  SETTLEMENT  AGREEMENT

DATED:  March  25,  2000
___________________________

NEW  PLAN  OF  REORGANIZATION  AND  SETTLEMENT  AGREEMENT

This New Plan of Reorganization and Settlement Agreement("Agreement") is made and entered into this 25th day of March, 1999, by and among Unicorp, Inc., a Nevada corporation (hereinafter referred to as "Defendant"), Equitable Assets Incorporated, a Belize corporation (hereafter referred to as "Plaintiff").

RECITALS:

Whereas, on May 25, 1999, the Plaintiff secured a default judgment against the Defendant in the amount of $222,676.76, the Plaintiff and Defendant now desire to settle the judgment without prejudice in favor of the Plaintiff.

NOW THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

1.   Issuance  and  Exchange  of  Shares

The Defendant agrees that the Plaintiff is entitled to receive 420,000 shares of the Defendant's Regulation S common stock with the closing date being March 1, 1998. The Defendant agrees that the Plaintiff is entitled to receive 58,000
Regulation S shares of the 8 1/2% Series A Callable $100.00 Preferred Stock effective March 1, 1998.

It is agreed that the Plaintiff immediately receive the issuance of such shares upon the execution of this settlement agreement.

The Board of Directors has ratified this New Plan of Reorganization and Settlement Agreement that provides for the issuance of the 9,550,000 shares of the Class A Voting Common Stock with a par value $.0001 and 9,550,000 shares of the Class B Voting Common Stock with a par value of $.0001 per share in exchange for the 420,000 shares of the Class A Voting Common Stock("Common Stock") and the 58,000 shares of the Series A Callable Preferred("Preferred"), $100.00 par value, (8 %) per cent per annum dividend payable quarterly in the Voting Common Stock of the Defendant to EAI. The Defendant has always had authority to issue the foregoing shares that are the subject of the agreement by authority of Article Twelve of the Defendant's original non-amended charter. Article Twelve is as follows: "No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable." Under the terms of this New Plan of Reorganization and Settlement Agreement, EAI will exchange its Regulation S 58,000 shares of the Preferred, together with accumulated dividends, and will exchange its Regulation S 420,000 shares Common Stock for 9,550,000 shares of the registrant's Class A Voting Common Stock and for 9,550,000 shares of the registrants Class B Voting Common Stock, the consideration being the release of the judgment against the registrant in favor of EAI. EAI will have control of 95.5% of each class of the issued stock outstanding. It is agreed that the Plaintiff can immediately exchange the Regulation S 58,000 shares of Preferred and the 420,000 Regulation S shares of Common Stock for 9,550,000 shares of the Class A Voting Common Stock and 9,550,000 shares of the Class B Common Stock of the Defendant by virtue of this agreement.

It is agreed that the Plaintiff will assume the cost of court and the payment of Attorney Fees in regard to the judgment.

It agreed that the Plaintiff will be in control of 95.5% of each issued and outstanding class of Common Stock of the Defendant.

2.     Minority  Shareholders

It is agreed that minority shareholders who presently hold the common stock of the registrant are entitled to receive the new Class A Common Stock on a pro rata share exchange. For each share that the minority shareholder owns, the minority shareholder is entitled to receive a Class A Common Share in the exchange. This is part of the settlement agreement. It is agreed that minority shareholders are entitled to receive the Class B Common Stock on a pro rata share exchange. When the minority shareholder exchanges the old common stock for the new Class A Common Stock the shareholder will additionally be issued the new Class B Common Stock on a pro rata share exchange. The minority shareholder will have the same amount of shares in each class of the Common Stock of the registrant. This is part of the settlement agreement.

It is agreed that the Defendant will notify the registrant's transfer agent of such agreement to facilitate the orderly transfer of the registrant's newly authorized classes of securities and that new a CUSIP number has been issued for The Class B Common Stock and the unissued Preferred Stock. The Cusip number now used for the outstanding common will be the same CUSIP for the Class A Common
Stock  of  the  registrant.

Delivery  of  Shares

On the Closing Date, the Defendant will deliver to Plaintiff the certificates representing all of the shares of Defendant's Classes of common stock, duly issued so as to make Plaintiff the sole owner thereof, free and clear of all claims and encumbrances. The closing date shall be no later than March 25, 2000.

Authority  to  Enter  into  Agreement

The Defendant has the power and authority to enter into this agreement authorized by its Board of Directors.

Obligation

This Agreement constitutes a valid and legally binding obligation of the Defendant, and neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statue or regulation of any governmental authority applicable to such Defendant or any contract, commitment, agreement or restriction of any kind to which such Defendant is a party or by which it or its assets are bound.

Approvals  Required.

No approval, authorization, consent, order or other action of, or filing with any person, firm or corporation of any court, administrative agency or other governmental authority is required in connection with the execution and delivery by the Defendant of this Agreement or the consummation of the transaction described herein, except as disclosed herein an, except to the extend that the parties are required to file reports in accordance with relevant regulations under Federal and state securities laws.

Representations  and  Warranties  of  Plaintiff

Plaintiff, as a material inducement to the Defendant to enter into this Agreement and Consummate the transactions contemplated hereby, makes the following representations and warranties to the Defendant, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on as of such date:

Due  Authorization,  Etc.

This Agreement has been duly authorized, executed and delivered by the Plaintiff, and constitutes a legal, valid, and binding obligation and no consent or other governmental authority is required by Plaintiff for the execution, delivery or performance of this Agreement by Plaintiff; no consent of any party to any contrary or agreement to which Plaintiff is a party of by which any of its property or assets are subject is required for the execution, delivery prior performance of this Agreement by Plaintiff.

Notices.

All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses or such other addresses as are given to other parties in the manner set forth herein:


Mr.  Louis  G.  Mehr
President
Unicorp,  Inc.
10555  Turtlewood  Ct.,  1604
Houston,  Texas  77072

With  a  copy  to:

Mr.  Louis  G.  Mehr
President
Equitable  Assets  Incorporated
35  Barracks  Rd.  3rd  Floor
Belize  City,  Belize  C.A.


Headings

The section and subsection headings in the Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Governing  Law

This Agreement shall be governed by the laws of the State of Nevada, State of Texas and Belize C.A.


Binding  Effect

This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successor and assigns.

Entire  Agreement

This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representation, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

Time.

Time  is  of  the  essence.

Severability

If any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

Default  Costs

In the event any party hereto has to resort to legal action to enforce any of the terms hereof such party shall be entitled to collect attorneys' fees and other costs for the party in default.



IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ATTEST:                    UNICORP,  INC.


By:/s/John  Marrou                              By:/s/Louis  Mehr
  ----------------                                ---------------
   John  Marrou                                    Louis  Mehr


ATTEST:               Equitable  Assets  Incorporated




By:/s/Louis  Mehr                              By:/s/Louis  Mehr
  ---------------                                ---------------
   Louis  Mehr                                    Louis  Mehr

Exhibit  2.

INDEMITY  AGREEMENTS

UNICORP,  INC.

INDEMNIFICATION  AGREEMENT

AGREEMENT, effective as of March 6, 2000, between Unicorp, Inc., a Nevada corporation (the "Company"), and
-----------------------("Indemnitee").

WHEREAS,  Indemnitee  is  a  director  (or  officer)  of  the  Company;

WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and a time when it has become increasingly difficult to obtain adequate insurance coverage at reasonable costs;

WHEREAS, in recognition of Indemnitees need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained for the continued coverage of Indemnitee under the Company's directors' and officers liability insurance policies. regardless of any future change in the certificate of Incorporation, Bylaws, composition of the Board of Directors or structure of the Company,

NOW, THEREFORE, In consideration the premises and of Indemnitee's service to the Company, directly or indirectly, and intending to be legally bound hereby, the parties hereby agree as follows:

     In the event Indemnitee was, is, or becomes a party to or a witness or other participant in, or is threatened to be made a party to or a witness or other participant in, any threatened, pending or completed action, suit or proceedings or any inquiry of investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believe might lead to any such action, suit or proceedings whether civil, criminal, administrative, investigative or otherwise (a "Claim") by reason of (or arising in part out of) the fad that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity (an "Indeemnifiable Event"), the Company shall indemnify Indemnitee to the full extent permitted by law (the determination of which shall be made by the Reviewing Party referred to below) as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all expenses including attorneys' fees and other costs, expenses, and obligations paid or incurred in connection with investigating preparing for and defending or participating in the defense of (including on appeal any Clam relating to any Identifiable Event) (collectively "Expenses"), judgments, fines penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines penalties or paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of such Claim and, if so requested by Indemnitee the Company shall advance (within two business days of such request) any and an such Expenses to Indemnitee; provided, however, that
(i)the foregoing obligation of the Company shall not apply to a Chum that was commenced by the indemnitee without the prior approval of the Board of Directors of the Company unless the Claim was commenced aft a Change in Control (as defined in Section 5 herein);
(ii) the foregoing obligation of the Company shall be subject to the condition that an appropriate person or body (the "Reviewing Party") shall not have determined (in a written opinion in any case in which the special, independent counsel referred to in Section 4 hereof is involved) that Indemnitee would not be permitted to be indemnified for such Expenses under applicable law; and
(iii)If, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be indemnified for such Expenses under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts therefore paid (unless Indemnitee has commenced legal proceedings in court of competent Jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, in which event Indemnitee shall not be required to so reimburse the Company until a final judicial determine requiring such reimbursement is made with respectthereto as to which all rights of appeal therefrom have been exhausted or lapsed) and the Company shall not be obligated to be so indemnified or entitle to such expense advances under applicable law).

2) If there has not been a Change in Control of the Company (as hereinafter defined), the Reviewing Party shall be (1) quorum of the Board of Directors consisting of directors who we not parties to the action, suit or proceeding acting by majority vote, or, (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, independent legal counsel by the use of a written opinion or (3) the stockholders. If there has been a Change in Control of the Company, the Reviewing Party shall be the special, independent counsel referred to in Section 4 hereof.

3) If Indemnitee has not been indemnified by the expiration of period or received expense advances or if the Reviewing Indemnitee would not be permitted to be indemnified or be entitled to receive advances within two days of the request therefore in whole or in law, Indemnitee shall have the right to commence litigation seeking from the Court a finding that Indemnitee is entitled to indemnification and expense advances or enforcement of Indemnitee's entitlement to indemnification and expense advances or challenging any documentation by the Reviewing Party or any aspect thereof that Indemnitee is not entitled to be entitlement to indemnification and expense advance or challenging any determination by the Reviewing Party of any aspect thereof that Indemnitee is not entitled to be indemnified or receive expense advances and the burden of proving that indemnification or advancement of expenses is not appropriate shall be on the Company, any determination by the Reviewing Party in favor of Indemnitee shall be conclusive and binding on the Company, unless facts supplied by Indemnitee which form the basis for the determination are subsequently determined to have been materially incorrect at the time supplied. Indemnitee agrees to bring any such litigation in any court in the State of Nevada having subject matter jurisdiction thereof and in which venue is proper, and the Company hereby consent to service of process and to appear in any such proceedings.

4) The Company agrees that if there is a Change in Control of the Company (as hereinafter defined), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and expense advances under this agreement or any other agreement or By-Laws now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee who a majority of the disinterested Directors approves (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Indemnitee is permitted to be indemnified or is entitled to expense advances under applicable law and shall render its written opinion to the Company and Indemnitee to such effect. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto except for willful misconduct or gross negligence.

5) For purposes of this Agreement (a) "Change in Control of the Company* shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d)(3) and 14(d) of the Securities Exchange Act of 1934 as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as defined in Rule l3d- 13 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, ceased for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company of such surviving entity outstanding immediately after such merger or consolidation or if the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

6) To the extent Indemnitee is successful such proceeding, the Company shall indemnify Indemnitee against any and all expenses (including attorney's fees) which are incurred by the Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company

By-Laws now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitle to such indemnification advance payment of Expenses or insurance recover, as the case may be.

7) If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for sole or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of any Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.
Notwithstanding any other provision of this Agreement, to the extent that Indemnity has been successful on the merits or otherwise in the defense of any Claim relating in whole or I part to any Indemnifiable Event or in defense of any issue matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

8) For purposes of this Agreement, the termination of any Claim by Judgment, order settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that Indemnitee is not entitle to indemnification or expense advance or that indemnification or expense advance is not permitted by applicable law.

9) The Company represents that it presently has in force and effect Directors' and Officers' liability which may be asserted against or incurred by Indemnitee. The Company hereby agrees that, so long as Indemnitee shall continue to serve in a capacity referred to in Section l hereof, and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee served in any capacity referred in Section I hereof, the Company shall purchase and maintain in effect for the benefit of Indemnitee such insurance provide respects, coverage at least comparable to that presently provided; provided, however, if, in he business judgment of the then Board, either (a) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (b) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance, then and in that event the Company shall not be required to maintain such insurance but shall and hereby agree to the full extend permitted by law to hold harmless and indemnity Indemnitee to the fullest extent permitted by law to hold harmless and indemnity Indemnitee to the fullest extend of the coverage which would otherwise have been provided for the benefit of Indemnitee.

10) In the event of any changes after the date of this Agreement in any applicable law, statute, or rule which expands the right of this Company to indemnity a person serving in a capacity referred to in Section I hereof, such change shall be within the purview of Indemnitee's rights, and the Company's obligations under this Agreement. In the event of any changes in any applicable law, statute, or rule which narrow the right of the Company to indemnity a person serving in a capacity referred to in Section I hereof, such changes, to the extent not otherwise required by such law, statue or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

11) The Indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its By-laws, and agreement, any vote of stockholders or disinterested directors, laws and regulations in effect now or in the future, or otherwise, both as to action in Indernnitee's official capacity and as to action in another capacity while holding such office.

12) If the indemnification provided in Section I is unavailable and may not be paid to Indemnitee because such indemnification is not permitted by law, then in respect of any threatened, pending or complete actions, suit or proceedings in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceedings), the Company shall contribute to the ftill extent permitted by law, to the amount of expenses, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (1) the relative benefits received by the Company on the one and Indemnitee on the other hand from the transaction from which such action, suit or proceedings arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses," judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to the paragraph were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

13) All obligations of the Company contained herein shall continue during the period Indemnitee serves in a capacity referred to in Section I hereof of the Company shall continue thereafter so long as Indernnifiable Event.

14) Promptly after receipt by Indernnitee of notice of the commencement of any Claim relating to an Indemnifiable Event or proceeding in which Indemnitee is made or is threatened to be made a party or a witness, Indemnitee shall notify the Company of the Commencement of such Claim; but the omission so to notify the Company shall not relieve the Company from any obligation it may have to indemnity or advance expenses to Indemnitee otherwise than under this Agreement.

15) Indemnitee shall not settle any claim or action in any manner which would impose on the Company any penalty, constraint~ or obligation to hold harmless or indemnity Indemnitee pursuant to this Agreement without the Company's prior written consent which consent shall not be unreasonably withheld.

16) If any Claim relating to an Indemnifiable Event, commenced against Indemnitee is also commenced against the Company, the Company shall be entitled to participate therein at its own expense, and, except as otherwise provided herein below, to the extent that it may wish, the Company shall be entitled to assume the defense thereof. After notice from the Company to Indemnitee of its election to assume the defense of any Claim, the Company shall not be obligated to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation travel, and lodging expenses arising out of Indemnitee's participation in such Claim. Indemnitee shall have the right to employ Indemnitee's own counsel in such Claim, but the fees and expenses of such counsel incurred after notice from the Company to Indemnitee unless (i) otherwise authorized by the Company, (ii) Indemnitee shall have reasonable concluded, and so notified the Company, that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Claim, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Claim, in which case the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. 71he Company shall not be entitled to assume the defense of any Claim brought by or on behalf of the Company or its stockholders or as to which Indemnitee shall have made the conclusion set forth in (ii) of this Section 14.

17) No supplement modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

18) In the event of payment under this Agreement. the Company shall be subrogated to in extent of such payment to all of the rights of recover of Indemnitee. Who shall execute all papers required and shall do everything tha6t may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

19) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise- of the amounts otherwise indemnifiable hereunder.
                                         -------------

20) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or executors, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indcmnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

21) The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the full extent permitted by law.

22) This agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contract made and to be performed in such state, but excluding any- conflicts-of-law rule or principle which might refer such governance, construction or enforcement to the laws of another state or country.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

UNICORP,  INC.

BY:

TITLE:

INDEMNITEE

Exhibit  3.

STOCK  INCENTIVE  PLAN

                                  UNICORP, INC.
                              STOCK INCENTIVE PLAN

1.     Purpose

The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Unicorp, Inc. (the "Company") and its stockholders by providing deferred stock incentives in addition to current compensation to certain key executives and certain directors of the Company and of its subsidiaries who contribute significantly to the long-term performance and growth of the Company and such subsidiaries. As used in this Plan, subsidiary includes parent of the Company and any subsidiary of the Company within the Sections 425(e) and (f) of the Internal Revenue Code of 1986, as amended ("Code"), respectively.

2.     Administration

The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or a committee of the Board of Directors duly authorized and given authority by the Board of Directors to administer the Plan (the Board of Directors or such duly authorized committee hereinafter referred to as the "Board"), as such is from time to time constituted.

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitation described herein) to select the employees to be granted Awards under the Plan, to determine the PM, size and terms of the Awards to be made to each employee selected, to determine the time when Awards will be granted, and to prescribe the form of the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the Manner and to the extent the Board deems desirable to carry it into effect. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number of any officer of the Company to execute and deliver documents on behalf of the Board- No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.     Participation

Subject to the provisions of the Plan, the Board shall have exclusive power to select the directors and the officers and other key employees of the Company and its subsidiaries participating in the Plan to be granted Awards under the Plan.

4.     Awards  Under  the  Plan

(a)     Type  of  Awards     Awards  under  the  Plan may be of three types: (i)
        ----------------
"Nonqualified Stock Options" or "Incentive Stock Options", (ii) "Stock Appreciation Rights" attached to Stock Options, or (iii) "Restricted Stock" Stock Options are rights to purchase shares of Common Stock of the Company having a par value of S. 10 per share (the "Common Stock"). Stock Appreciation Rights are rights to receive, without payment to the Company, cash and/or shares of Common Stock in lieu of the purchase of shares of Common Stock under the Stock Option to which the Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 5. Restricted Stock is a share of Common Stock which is subject to repurchase option and the other terms, conditions and restrictions described in Paragraph 6.

(b)  Maximum  Number  of Shares That May Be IsThere may be issued under the Plan
     -----------------------------------------
(as Restricted Stock or pursuant to the exercise of Stock Options or Stock Appreciation Rights) an aggregate of not more than 1,000,000 shares of Common Stock subject to adjustment as provided in Paragraph 8. In addition to Common Stock actually so issued, there shall be deemed to have been issued pursuant to the Plan (and therefore no longer available in connection with Awards) a number of shares equal to the aggregate of the number of shares of Common Stock under option in respect of which Stock Appreciation Rights granted pursuant to subparagraph 5 (g) shall have been exercised minus the number of shares of Common Stock if any, issued upon exercise of such Stock Appreciation Rights.
Common Stock issued pursuant to the Plan may be either authorized but unissued shares of reacquired shares, or both. If any Common Stock issued as Restricted Stock shall be repurchased pursuant to the option described in Paragraph 6 below, or if any Common Stock issued under the Plan shall be reacquired pursuant to restrictions imposed at the time of issuance, such shares may again be issued under the Plan.

(C)     Rights  with  Respect  to  Common  Stock
        ----------------------------------------

(i) An employee to whom an Award of Restricted Stock has been made shall have, after issuance to him of a certificate for the number of shares of Common Stock awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such shares of Common Stock as herein provided, ownership of such shares of Common Stock, including the right to vote the same and to receive dividends thereon, subject however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.

(ii) An employee to whom an Award of Stock Option or Stock Appreciation Rights is made (and any person succeeding to such an employee's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Stock Option or Stock Appreciation Rights until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 8, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued

(D)     Exercise  of  Options  and  Stock  Appreciation  Rights:  Expiration  of
        ------------------------------------------------------------------------
        Restrictions  Application  to  Restricted  Stock
        ------------------------------------------------

Options and Stock Appreciation Rights shall be subject to such terms and conditions upon exercisability as the Board may determine consistent with the provisions of this Plan. Repurchase and other restrictions applicable to Restricted Stock shall be such as are determined in the discretion of the Board consistent with the provisions of the Plan. The Board may determine to permit any Option granted hereunder to be exercisable immediately upon the date of grant or anytime thereafter. The Board may determine to permit any Stock Appreciation Right granted hereunder to be exercisable not less than six months after the initial award of the Option containing, or the amendment or supplementation of any existing Option Agreement adding the Stock Appreciation Right; provided, however that this limitation shall not apply in the event of death or disability. The Board may determine that there shall be no restrictions applicable to Restricted Stock awarded under the Plan.

5.     Stock  Options  and  Stock  Appreciation  Rights
       ------------------------------------------------

The Board may grant Stock Options (to which may but need not be attached Stock Appreciation Rights as specified in subparagraph 5 (g). Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions, including but not limited to restrictions upon the Option or the shares of Common Stock issuable upon exercise thereof, as the Board, in its discretion, shall establish):

(a) The Option price shall be determined by the Board at the time the Option is granted and shall not be less than the par value of such shares of Common Stock.

(b) The Board will determine the number of shares of Common Stock to be subject to each Option. The number of shares of Common Stock subject to an outstanding Option will be reduced on a share for share basis to the extent that shares of the Common Stock under such Option are used to calculate the cash and/or shares of Common Stock received pursuant to exercise of a Stock Appreciation Right attached to such Option.

(c) The Option shall not be transferable by the optionee otherwise than will or the laws of descent and distribution, and shall be exercisable during his lifetime only to him.

(d) The Board will determine the conditions and terms governing the exercise of granted Options;
provided,  however  that  no  Option  shall  be  exercisable:

(i) after the expiration of ten years from the date it is granted and may be exercised during the period
prior  to     its  expiration  only  at  such  time  or  times  as the Board may establish;

(ii) unless payment in United States dollars by cash or check is made for the shares being acquired thereby in full at the time of exercise, or at the option of the holder of such Option, in Common Stock theretofore owned by a share holder (or any combination of cash and Common Stock).

For purposes of determining the amount, if any, of the purchase price satisfied by payment of Common Stock under clause (ii) above, such Common Stock shall be valued at its fair market value on the date of exercise. Fair market value means the fair market value of one share of Common Stock on the date in question, which is deemed to be the mean between the highest and lowest sales prices per share of Common Stock on any national stock exchange upon which Common Stock is listed, or if Common Stock is not listed on any national stock exchange, the mean between the highest closing bid and lowest closing asked prices for Common Stock as reported by the National Association of Securities Dealers NASDAQ System, or if not reported by such system, the mean between the closing bid and asked prices as quoted by such quotation source as shall be designated by the Board on that date. If there shall have been no sale on the date in question, fair market value shall be determined by reference the last preceding date on which such a sale or sales were so reported. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for the transfer and assigned to the Company. The Board may, in its discretion and to the extent permitted by the laws of the State of Texas determine to permit the holder of an Option to satisfy the purchase price of the shares as to which an Option is exercised by delivery of the Option holder's promissory note, such note to be subject to such terms and conditions as the Board may determine. The Board may, in its discretion and to the extent permitted by the laws of the State of Texas, determine to cause the Company to lend to be holder of an Option, funds on such terms and conditions as the Board may determine to be appropriate, sufficient for the holder of an Option to pay the purchase price of the shares as to which an Option is to be exercised.

(e) If any person to whom an Option has been granted shall die holding an Option which has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired or under the provisions of subparagraph 5 (d)(i) hereon, exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death.

(f) If the Board, in its discretion, so determines, there may be attached to the Option a Stock Appreciation of Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board shall impose, including the following:

(i) A Stock Appreciation Right may be exercised only to the extent that the option to which it is attached is at the time exercisable. However, if the option to which the Stock Appreciation Right is attached is exercisable and if the optionee is at the relevant time an officer or director of the Company who is required to file reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") ("Covered Participant") - the Stock Appreciation Right may, subject to the approval of the Board, be exercised, under such terms and conditions as may be specified by the Board;

(ii) A Stock Appreciation Right shall entitle the optionee (or any person entitled to act under the provisions of subparagraph 5(e) hereon to surrender unexercised the Option to which the Stock

Appreciation Right is attached (or any portion of such Option) to the Company and to receive from the Company in exchange therefor that number of shares to Common Stock having an aggregate value equal to (or, in the discretion of the Board, less than) the excess of the value of one share over the option price per share times the number of shares subject to the option, or portion thereof, which is so surrendered. The Company shall be entitled to elect to settle its obligation arising out of the exercise of a Stock Appreciation Right, by the payment of cash equal to the aggregate value of the shares it would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares of Common Stock. Any such election shall be made within 15 business days after the receipt by the Board of written notice of the exercise of the Stock Appreciation Right. The value of a share of Common Stock for this purpose shall be the fair market value thereon on the last business day next preceding the date of the election to exercise the Stock Appreciation Right;

(iii) No fractional shares shall be delivered under this subparagraph 5(f) but in lieu thereof a cash adjustment shall be made.

(g) The Option agreement evidencing any incentive stock option granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 425(c) of the code and the regulations promulgated thereunder, of any share or shares of Common Stock issued to him pursuant to his exercise of an Option granted under this Plan within the two-year period commencing on the day after the date of the granting of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

6.     Restricted  Stock

Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions as the Board, in its discretion, shall establish):

(a) The Board shall determine the number of shares of Common Stock to be issued to a participant pursuant to the Award.

Shares of Common Stock issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Board shall have fixed, in its sole discretion, when the Award was made, which option will be exercisable at such times and upon the occurrence of such events as the Board shall establish when the Award is granted or if, on or prior to the expiration of the Restricted Period or the earlier lapse of the Option, the participant has not paid to the Company an amount equal to any Federal, State or local income or other taxes which the Company determines is required to be withheld in respect of such shares. Such option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Board when the Award is made. Certificates for shares of Common Stock issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the foregoing Option and other restrictions and to the fact that the shares are partly paid. Any attempt to dispose of any such shares of Common Stock in contravention of the foregoing Option and other restrictions shall be null and void and without effect. If shares of Common Stock issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the Option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares of Common Stock awarded to the participant, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company. If the Option described above is not exercised by the Company during such

Shares of Common Stock issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Board shall have fixed, in its sole discretion, when the Award was made, which option will be exercisable at such times and upon the occurrence of such events as the Board shall establish when the Award is granted or if, on or prior to the expiration of the Restricted Period or the earlier lapse of the Option, the participant has not paid to the Company an amount equal to any Federal, State or local income or other taxes which the Company determines is required to be withheld in respect of such shares. Such option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Board when the Award is made. Certificates for shares of Common Stock issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the foregoing Option and other restrictions and to the fact that the shares are partly paid. Any attempt to dispose of any such shares of Common Stock in contravention of the foregoing option and other restrictions shall be null and void and without effect. If shares of Common Stock issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the Option described above, the participant, or in ht event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares of Common Stock awarded to the participant, accompanied by such instruments to transfer, if any, as may reasonably be required by the Secretary of the Company. If the Option described above is not exercised by the Company during such period as its specified by the Board when the Award is made, such Option and the restrictions imposed pursuant to the first sentence of this paragraph 6(b) shall terminate and be of no further force and effect.

7. Stock Dividends, Stock Splits, Reorganization and Certain Other Corporation Transactions

(a) Exercise or Corporate Powers The existence of outstanding awards of Options,
    ----------------------------
Stock Appreciation Rights or Restricted Stock shall not affect in any way the right or power of the Company or its stock holders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures preferred or prior preference stocks ahead of or affecting the Company's shares of Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(b)  Recapitalization  of  the  Company  If,  while  there  are  Options,  Stock
     ----------------------------------
Appreciation Rights, or Restricted Stock outstanding, the Company shall effect any subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of shares or recapitalization or other increase or reduction in the number of shares of Common Stock outstanding, without receiving compensation therefore in money, services or property, then the number of shares of Common Stock available under the Plan and the number of Options, Stock Appreciation Rights or Restricted Stock which may thereafter be exercised shall (i) in the even of an increase in the number of shares outstanding, be proportionately increased and the fair market value of the Options, Stock Appreciation Rights or Restricted Stock awarded as of the date of the award shall be proportionately reduced; and
(ii) in the event of a reduction in the number of shares outstanding, be proportionately reduced, and the fair market value of the Options, Stock Appreciation Rights or Restricted Stock awarded as of the date of the Award shall be proportionately increased.

(c)  Reorganization  of the Company  If the Company is reorganized, or merged or
     ------------------------------
consolidated or a party to a plan of exchange with another corporation pursuant to which reorganization, member, consolidation, or plan of exchange stockholders of the Company receive any shares of Common Stock, or other securities, or if the Company shall distribute securities of another corporation to its stockholders, each participant shall be entitled to receive in lieu of the number of unexercised Options, Stock Appreciation Rights at the date of award, to which such holder would have been entitled pursuant to the terms of agreement of merger of consolidation, if immediately prior to such merger or consolidation such holder had been the holder of record in a number of shares of Common Stock equal to the number of the unexercised Options or Stock Appreciation Rights previously awarded to him, and Restricted Stock shall be treated the same a unrestricted outstanding shares of Common Stock; provided, that, anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation of the Company where it is not the surviving corporation, each Participant shall be entitled to a benefit as though he had become fully vested in all Options, Stock Appreciation Rights and Restricted Stock previously awarded to him and then outstanding under this Plan, and had terminated employment with the Company immediately prior to or concurrently with such dissolution or liquidation or merger or consolidation.

(d)  Issue  of  Common  Stock  by the Company  Except  as  hereinabove expressly
     ----------------------------------------
provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock or any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or wan-ants to subscribe therefore, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or fair market value of, any Options or Stock Appreciation Rights then outstanding under previous awards but holders of Restricted Stock shall be treated the same as the holders of outstanding unrestricted shares of Common Stock.

(c)  Change  in  Control  The Board may, in its sole discretion, provide that an
     -------------------
Option  or  Stock
Appreciation on Right shall become fully exercisable or that a share of Restricted Stock shall be free of any restrictions upon a Change in Control of the Company (as defined in the next sentence). "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place (i) a change in control is reported by the Company in response to either Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange, Act or Item I of Form 8-K promulgated under the Exchange Act (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or
(iii) following the election or removal of directors, a majority of the Board of Directors consists of individuals who were not members of the Board of Directors two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period had been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

8.     Designation  of  Beneficiary  By  Participant

A participant may name a beneficiary to receive any payment to which he may be entitled in respect of Awards under the Plan in the event of his death, on a form to be provided by the Board. A participant may change his beneficiary from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to a participants beneficiary, such payment will be made to the participant's executors or administrators, and the term "beneficiary" as used in the Plan shall include such person or persons.

9.     Taxes

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options or Stock Appreciation Rights or Restricted Stock granted under this Plan.

(b) Notwithstanding the terms of subparagraph 9(a), any participant may pay all or any portion of the taxes required or allowed to be withheld by the Company if paid to him in connection with the exercise of an Option, Stock Appreciation Right or vesting of any Award of Restricted Stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with subparagraph 5(d), equal to the amount required to be withheld or paid. A Participant must take the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Such elections are irrevocable and subject to disapproval by the Board. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of the Award, provided that this limitation shall not apply in the event of death or disability, and
(ii) such election must be made either six months or more prior to the Tax Date or in a Window Period (as defined herein). Where the Tax Date in respect of an Award is deferred until after exercise or expiration of restrictions and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the Option or exercise of the Stock Appreciation Right or expiration of restrictions of the Restricted Stock, as the case may be, but Covered Participant shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date. As used herein, Window Period means the period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release.

10.     Miscellaneous  Provisions

(a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

(b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death), including but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and not such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

(c) No shares of Common Stock shall be issued hereunder unless counsel for the company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws.
(d)  The  expenses  of  the  Plan  shall  be  borne  by  the  Company.

(e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund to make any other segregation of assets to assure the payment of an Award under the Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors.

By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of and consent to, any action taken under the Plan by the Company, the Board or the Board.

Amendment  or  Discontinuance

The Plan may be amended at any time and from time to time by the Board of Director but no amendment which increases the aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the stockholders of the Company. No amendment of the Plan shall adversely affect any right of any participant with respect to any Award theretofore granted without such participant's written consent.

IZ     Termination

This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board of Directors terminating the Plan; or

(b)     ten  years  from  the  date  hereof

No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

13     Stockholder  Adoption

The Plan shall be submitted to the stockholders of the Company for their approval and adoption on or before on or before April 1, 2000. The Plan shall not be effective and any Award made hereunder shall be void and of no effect if the Plan is not so approval. The stockholders shall be deemed to have approved the Plan only if it is approved by the holders of shares representing a majority of the outstanding shares of Common Stock of the Company.


                                  Unicorp, Inc.

Exhibit  4.

AFFIDAVIT  OF  JOHN  AVILEZ

                                    AFFIDAVIT
                                    ---------
I do hereby declare that I am a Belize Citizen. I am an Attorney at Law. My address is 4 Gaboruel Lane, P. O. Box 163, Belize City, Central America. I am the beneficiary of First Madison Trust, a Belize Trust. The Certificate of Trust is being held in safe keeping by Southern Trust Company, an Irish Trust.

                                    /s/  John  Napoleon  Avilez
                                         ----------------------
                                         John  Napoleon  Avelez

Sworn and subscribed before me on the 16 day of December, 1997. Shannon Joyner, Notary Public, State of Texas, My Commission Expires 03-20-2000. /s/ Shannon Joyner.
    ----------------

Exhibit  5.

LETTER  FROM  NORMAN  REYNOLDS

                               JACKSON WALKER LLP.
                            ATTORNEYS AND COUNSELORS
                        1100 Louisiana Street, Suite 4200
                              Houston, Texas 77002
                                 (713) 752 4512
March  31,2000

Mr.  Louis  Mehr
Unicorp,  Inc.
10555  Turtlewood  Court
Suite  1406
Houston,  Texas  77072-2726

Re:  S-8

Dear  Mr.  Mehr:

You have asked whether or not I prepared and filed during 1999 any form S-8 registration statement for Unicorp, Inc. I have searched my records, and I did not prepare any such registration statements for the period indicated.

It is possible that I may have reviewed one such registration statement at the request of H. L. Schulle and agreed to the use of my opinion letter with respect to such registration statement. However, I do not believe that I reviewed any other registration statement or authorized the use of my opinion letter with respect to same.

If  you  have  any  questions,  please  do  not  hesitate  to  call  me.

Very  truly  yours,



/s/  Norman  T.  Reynolds

Exhibit  6.

CERTIFICATE  FROM  SECRETARY  OF  STATE  OF  NEVADA

                       SECRETARY OF STATE-STATE OF NEVADA
                          CERTIFICATE OF NON-EXISTENCE

I, DEAN HELLER, the duly elected and qualified NEVADA SECRETARY OF STATE, do hereby certify that I am, by the laws of said STATE, the custodian of the records relating to filings by corporations, limited-liability companies, limited partnerships, limited-liability partnerships and business trust, pursuant to TITLE 7 of the NEVADA REVISED STATUTES which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I  further  certify  that  the  records in the office of the NEVADA SECRETARY OF
STATE, at the date of this certificate, evidence no entity organized, incorporated, registered or qualified in this state under the name of AUTO AXZPT.COM, INC as a domestic or foreign corporation, limited partnership, limited-liability company, or limited-liability partnership or business.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of STATE, at my office, in Carson City, Nevada, on March 29, 2000.

(SEAL)
                                                   /s/  Dean Heller
                                                   SECRETAY OF STATE


                                                   By /s/  Joann Larson
                                                   CERTIFICATION CLERK

Exhibit  7.

CERTIFICATE  FROM  SECRETARY  OF  STATE  OF  TEXAS

                               THE STATE OF TEXAS
                               SECRETARY OF STATE
The undersigned, as Secretary of State of Texas, DOES HEREBY CERTIFY that a diligent search of the active and inactive records of this office reveals no record of a domestic or foreign corporation, limited partnership or limited liability company on file in this office with the name AUTO AXZPT.COM, INC.

(SEAL) IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on April 5, 2000.

                                   /s/  Elton  Bomer
                                        ------------
                                        ELTON  BOMER
SECRETARY  OF  STATE

Exhibit  8.

CERTIFICATE  FROM  SECRETARY  OF  STATE  OF  TEXAS

                               THE STATE OF TEXAS
                               SECRETARY OF STATE

I, ELTON BOMER, Secretary of State of Texas, DO HEREBY CERTIFY that I have custody of the official records of this Secretary of State's Office and after a diligent search, no record, or entry of record, is on file to indicate that there are any assumed name certificates on file for the corporation known as H C ACCEPTANCE CORPORATION, a TEXAS corporation.

IT IS FURTHER CERTIFIED that there is no record of any name changes filed with this office.

(SEAL) IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on April 5, 2000.

                                   /s/  Elton  Bomer
                                   -----------------
                                   ELTON  BOMER
                                   SECRETARY  OF  STATE

Exhibit  9.*

BY  REFERENCE
Articles of Incorporation of Texoil, Inc. on May 8, 1981 with the Secretary of State of Nevada, described in the Registration Statement on Form S-2 of the Registrant, effective October 13, 1981. Commission File No. 2-73389.

Exhibit  10.*

BY  REFERENCE

Certificate of Amendment to Articles of Incorporation of Texoil, Inc. filed on October 10, 1989 with the Secretary of State of Nevada, described in Form 10-KSB for the year ended December 31, 1997, filed March 6, 1998. Commission File No. 2-73389.

Exhibit  11.

CERTIFICATE  OF AMENDMENT TO THE REGISTRANT'S CHARTER FILED ON MARCH   06, 2000.
SECRETARY  OF  STATE  OF  NEVADA  FILE  NUMBER  C3101-81.


                            CERTIFICATE OF AMENDMENT
                         (BEFORE PAYMENT OF ANY CAPITAL)
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                  UNICORP, INC.
                              A Nevada Corporation
                              File Number 3101-1981
The Amendment below is effective upon filing of this document with the Secretary of  State

                             Pursuant to: NRS 78.390
FILED  #C3101-81
        --------
March  06,  2000
By  the  order  of
s/sDean  Heller
DEAN  HELLER  SECRETARY  OF  STATE

THE  UNDERSIGNED  DOES  HEREBY  CERTIFY  THAT:

     FIRST:          I  represent a majority of the Directors of Unicorp, Inc. a
     ------
Nevada  Corporation,  File  Number  3101-1981.
     SECOND:     The original Articles of Incorporation were filed in the Office
     -------
of  The  Secretary  of  The  State  of  Nevada  on  8  May  1981.
     THIRD:          As of the Date of  this Certificate, no part of the Capital
     ------
of  the  Corporation  has  been  paid.
     FOURTH:     The  Board  of Directors of Unicorp, Inc. a Nevada corporation,
     -------
at a meeting duly convened and held on the 24th day of February 2000, adopted a resolution to amend the Articles of Incorporation as follows:

     The  FOURTH  ARTICLE  is  amended,  in  it's  entirety  to  read:
          ---------------
          The Corporation has the authority to issue Three Hundred Million (300,000,000) shares of stock, with each share having a par value of one hundredth of one cent ($.0001), in aggregate as follows:

All shares shall be fully paid and non-assessable upon receipt by the corporation of apposite consideration, The Board of Directors has the authority to prescribe, by resolution, voting powers, designations, preferences, limitations, restrictions and relative rights of each class and series of stock.

     CLASS  "A"  COMMON     One  Hundred  Million(100,000,000) shares, with each
     ------------------
share having a par value of One Hundredth of One Cent($.0001). Holder of the Class "A" Common shares have authority to elect one-third (1/3) of the Board of Directors and shall be entitled to receive two thirds (2/3) of any cash dividends of this corporation with the exception being any share distribution and then the dividend shall be distributed share for share or otherwise at the discretion of the Board of Directors. The Class "A" Common shares Capitalization Account shall be entitled to accrue and receive two thirds (2/3) of any earnings or two thirds (2/3) of any losses.


     CLASS  "B"  COMMON     One  Hundred  Million(100,000,000) shares, with each
     ------------------
share having a par value of One Hundredth of One Cent($.0001). Holders of the CLASS "B" COMMON shares shall have the authority to elect two thirds(2/3) of the Board of Directors and shall be entitled to receive one-third(1/3) of any cash dividends of this corporation with the exception being any share distribution and then the dividend shall be distributed share for share or otherwise at the discretion of the Board of Directors. The CLASS "B" COMMON shares capitalization account shall be entitled to accrue and receive one third(1/3) of any earnings or one third(1/3) of any losses.

     PREFERRED CLASS     One Hundred Million(100,000,000) shares with each share
     ---------------
having a par value of One Hundredth of One Cent($.0001). The Board of Directors is authorized, without action by the holders of either class of Common Stock, to provide for the issuance of Preferred shares in one or more series, to establish the number of shares in each series and to fix the value, conversion privileges, dividend rates, redemption rights, sinking fund provisions and liquidation rights which shall be superior to any class of the Common Stock.

                                             /s/  Don  Harmer
                                             ----------------
                                             DON  HARMER

Dated  this  Monday,  March  06,  2000

STATE  OF  NEVADA

CARSON  CITY

     On this 6th day of March, 2000 personally appeared before me, a notary public, Don Harmer, who acknowledged that they executed the above instrument.

/s/  Sandra  Mendez
-------------------
NOTARY  PUBLIC

SANDRA  F.  MENDEZ
NOTARY  PUBLIC-NEVADA
APPT.  RECORDED  IN  CARSON  CITY
MY  APPT.  EXP.  OCT.  19,  2003
NO.  99-125143

Exhibit  12.*

BY  REFERENCE

Bylaws, as Amended January 20, 1998, described in Form 10-KSB for the year ended December, 31, 1997, filed March 6, 1998. Commission File No. 2-73389.

Exhibit  13.

LETTER  TO  DUANE  ROBERTS
                                  UNICORP, INC.
                          10555 Turtlewood Court, 1406
                              Houston, Texas 77072
                                 (281) 933 4874

April  3,  2000

Charis  Industries
4733  Windingcreek
Grand  Prairie,  Texas  75052

Dear  Mr.  Roberts:

Would you please give the Board of Directors of Unicorp, Inc. in detail the work that you performed for Unicorp, Inc. regarding the 100,000 shares that you received pursuant that certain S-8 registration statement dated March 1, 1999.

Sincerely  yours,



Louis  Mehr
President

cc:  file

Certified  Mail-Return  Receipt  Request
Z  278  933  499

Exhibit  14.

LETTER  TO  STEPHEN  CHU
                                  UNICORP, INC.
                          10555 Turtlewood Court, 1406
                              Houston, Texas 77072
                                 (281) 933 4874

April  3,  2000

Capital  Asset  Management
5238  Palmal  Ave.
Temple  City,  CA  91780

Dear  Mr.  Chu:

Would you please give the Board of Directors of Unicorp, Inc. in detail the work that you performed for Unicorp, Inc. regarding the 50,000 shares that you received pursuant that certain S-8 registration statement dated March 1, 1999.

Sincerely  yours,



Louis  Mehr
President

cc:  file

Certified  Mail-Return  Receipt  Requested
Z  278  933  498
Exhibit  15.

LETTER  TO  MONICA  WEST

                                  UNICORP, INC.
                              Houston, Texas 77072
                          10555 Turtlewood Court, 1406
                                  (281) 933 4874

April  3,  2000

Andante  Investments  Inc.
600  Travis,  Suite  6500
Houston,  Texas  77098

Dear  Ms.  West:

Would you please give the Board of Directors of Unicorp, Inc. in detail the work that you performed for Unicorp, Inc. regarding the 5,000 shares that you received pursuant that certain S-8 registration statement dated March 1, 1999.

Sincerely  yours,



Louis  Mehr
President

cc:  file

Z  278  933  497

cc:  file

Certified  Mail-Return  Receipt  Requested
Z  27

Exhibit  16.

LETTER  TO  HENRY  A.  SCHULLE
                                  UNICORP, INC.
                          10555 Turtlewood Court, 1406
                              Houston, Texas 77072
                                 (281) 933 4874

April  3,  2000

Henry  A.  Schulle
192166  Metric  Bld.  #133
Austin,  Texas  78758

Dear  Mr.  Schulle:

Would you please give the Board of Directors of Unicorp, Inc. in detail the work that you performed for Unicorp, Inc. regarding the 30,000 shares that you received pursuant that certain S-8 registration statement dated March 1, 1999.

Sincerely  yours,



Louis  Mehr
President

cc:  file

Z  278  933  496
cc:  file

Certified  Mail-Return  Receipt  Requested
Z  278  933  498

Exhibit  17.*

BY  REFERENCE

Agreement of The Purchase and Sale of Assets reported on Form 8-K dated April, 9, 1998.

Exhibit  18.

ASSIGNMENT

ASSIGNMENT                                   PAGE  2  OF  2  BK  3555  PG  776
                                             FEE  #  3021958   MARCH  17,  1998
THE  STATE  OF  ARIZONA
                      KNOW  ALL  MEN  BY  THESE  PRESENTS
COUNTY  OF  YAVAPAI

That the undersigned, Equitable Assets Incorporated, in consideration of $200,000.00 (Two Hundred Thousand Dollars) in cash and other good and valuable consideration has ASSIGNED, TRANSFERRED and CONVEYED and by these presents, does ASSIGN, TRANSFER and CONVEY unto

UNICORP,  INC.
600  Travis,  Suite  6500
Houston,  TX  77002

58,285.71 tons of paid up zeolite mineral inventory from the Northwest Quarter of Ryholite Claim # 12 located in Yavapai County, Arizona, Section 20, T8N, R4W, San Powel Peak Quad. (Book 3262 Page 823 of the Official records, Instrument No. 9647141)

Assignor warrants that it is the lawful in every respect of the Asset and that the Asset is free and clear of all liens, security agreements, encumbrances, claims, demands and charges of every kind whatsoever.

Assignor do hereby bind itself and its successor and assigns to forever warrant and defend the title to the Asset unto Assignee, its successor and assigns, against the lawful claim or claims of any and all persons whomever.

EFFECTIVE  as  of  the  1st  day  of  March,  1998.



                                             Equitable  Assets  Incorporated
                                             35  Barrack  Road,  Third  Floor
                                             Belize  City,  Belize

                                             By:/s/  R.  F.  Bearden
                                                --------------------
                                             Ronald  F. Bearden, Chairman of the
                                             Board
County  of  Harris
State  of  Texas

Sworn and Subscribed to before me, the undersigned authority, on this the 1st day of March, 1998.

                                             NOTARY  PUBLIC  in  and  for  the
                                             STATE  OF  TEXAS

                                             By:/s/ Greg  Newman
                                                    ------------
(SEAL)
                                             Agreed  and  Accepted:

                                             By: /s/ L.  Mychal  Jefferson  II
                                                     -------------------------

Exhibit  19.

RECEIPT  OF  AZ  CAPITAL,  INC.  SHARES

UNICORP,  INC.

RECEIPT
-------

Received  this  30th  day of July, 1998, the following from Russell A. Naisbitt:

AZ  CAPITAL,  INC.     Certificate  #  1     871,000   Class  A  COMMON  STOCK

AZ  CAPITAL,  INC.     Certificate  #  1     871,000   Class  B  COMMON  STOCK

The shares will be forwarded to our counsel, Chan-Warner, P. C., for an estimate of the
Cost  to  have  the  dividends issued, pursuant to Form 8-K dated March 1, 1998.

Sincerely,
s/sL.  Mychal  Jefferson,  II
President

Exhibit  20.

JUDGMENT  FROM  COURT  IN  FAVOR  OF  EAI

CRT  -  190  CASE  -  199842500  *
EQUITABLE  ASSETS  INCORPORATED
                               VS
UNICORP  INC
BE  ADVISED  ON  05/25/1999  THE
FOLLOWING  ACTIVITY  OCCURRED.                    LARRY  D.  HARVEY
DEFAULT  JUDGMENT  SIGNED                         14505  TORREY CHASE  101
                                                  HOUSTON  TX  770114

FOR  -  EQUITABLE  ASSETS  INCORP


AGAINST  -  UNICORP  INC.


CHARLES  BACARISSE
DISTRICT  CLERK,  HARRIS  COUNTY

Exhibit  21.

Answer  to  Norman  Reynolds  letter.

                                  UNICORP, INC.
                          10555 Turtlewood Court, 1406
                              Houston, Texas 77072
                                 (281) 933 4874

April  10,  2000

Mr.  Norman  Reynolds
Attorney-at-Law
Jackson  Walker  LLP.
1100  Louisiana  Street
Suite  4200
Houston,  Texas  77002

Dear  Mr.  Reynolds:

Thank you for your letter dated March 31, 2000. Forgive me for not responding sooner, but as you may know, we have an absolute mess on our hands.

Since you are not sure whether you prepared the letter of opinion regarding the Unicorp, Inc. S-8
Filing on March 1, 1999, and since no such signed copy of the letter exist, then we are going to treat the matter as fraud until proved differently. We are demanding that previous management provide us with the original.

Very  sincerely,



Louis  Mehr
President

cc:  file

Certified  Mail-Return  Receipt  Requested
------------------------------------------
Z  278  933  493

Exhibit  22.

Letter  to  Tim  Wright
                                  UNICORP, INC.
                          10555 Turtlewood Court, 1406
                              Houston, Texas 77072
                                 (281) 933 4874

April  10,  2000

Mr.  Tim  Wright
600  Travis,  Suite  6500
Houston,  Texas  77002

Dear  Mr.  Wright:

Would you please give the Board of Directors of Unicorp, Inc. in detail the work that you performed for Unicorp, Inc. regarding the 25,000 shares that you received pursuant that certain S-8 registration statement dated April 5, 1998. Also, would it be possible for you to secure the signed Attorney Opinion Letter prepared by Mr. Norman Reynolds regarding the registration statement. Mr. Reynolds does not believe he prepared such opinion.

Sincerely  yours,



Louis  Mehr
President

cc:  file

Certified  Mail-Return  Receipt  Request
Z  278  933  492